©2021 Herc Rentals Inc. All Rights Reserved. Shifting Into High Gear HERC HOLDINGS INC. INVESTOR MEETING New York City September 20, 2021

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 2 Agenda: Shifting Into High Gear Welcome and Introduction Elizabeth Higashi Looking Back: Implementing Our Strategy Larry Silber Shifting Into High Gear Aaron Birnbaum - Grow the Core - Expand Specialty - Elevate Technology Sustainability Elizabeth Higashi - Integrate ESG Financial Overview Mark Irion - Industry Outlook - Financial Goals - Capital Allocation Plan Q&A All Participants Cocktail Reception 4:00 PM 5:00 PM 5:30 PM

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 3 Herc Rentals Team Larry Silber President & Chief Executive Officer Aaron Birnbaum Senior Vice President & Chief Operating Officer Mark Irion Senior Vice President & Chief Financial Officer Elizabeth Higashi Vice President, Investor Relations & Sustainability Our Purpose: We equip our customers and communities to build a brighter future

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 4 Safe Harbor Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation includes forward-looking statements as that term is defined by the federal securities laws, including statements concerning our business plans and strategy, projected profitability, performance or cash flows, future capital expenditures, our growth strategy, including our ability to grow organically and through M&A, anticipated financing needs, business trends, the impact of and our response to COVID-19, our capital allocation strategy, liquidity and capital management, and other information that is not historical information. Forward looking statements are generally identified by the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts," "looks," and future or conditional verbs, such as "will," "should," "could" or "may," as well as variations of such words or similar expressions. All forward-looking statements are based upon our current expectations and various assumptions and, there can be no assurance that our current expectations will be achieved. They are subject to future events, risks and uncertainties - many of which are beyond our control - as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward- looking statements. Further information on the risks that may affect our business is included in filings we make with the Securities and Exchange Commission from time to time, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and in our other SEC filings. We undertake no obligation to update or revise forward-looking statements that have been made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. Information Regarding Non-GAAP Financial Measures In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation that is not calculated according to GAAP (“non- GAAP”), such as adjusted net income, adjusted earnings per diluted share, EBITDA, adjusted EBITDA, adjusted EBITDA margin, REBITDA, REBITDA margin, REBITDA flow-through and free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the appendix that accompanies this presentation.

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 5 Looking Back: Implementing Our Strategy Larry Silber President and CEO

More than 56 Years Serving Customers

Our outstanding legacy is a strong foundation for the next chapter of our journey



Growth / Industry Consolidation
Implementing the Strategy
1965
Herc Rentals Founded
1968
Introduced industry-first National Accounts program
1979
Entered industrial equipment rental & leasing markets
1998
Expanded into Canada with acquisition of Certified Rentals and Matthews Equipment Ltd.
Acquired Big Four Rentals
2000
Acquired AA Rentals
Acquired Service Pump and Compressor
2001
Ford acquired Hertz
2004
Specialty Group debuted
2005
Hertz acquired by Private Equity Consortium
2006
Hertz IPO
2008
Launched industry-first online rental account management
Launched Entertainment Services
2010
Industry first mobile-friendly website
2012
Acquired Cinelease
Acquired DW Pumps
2014
Hertz announced spin-off of rental equipment business
2015
Larry Silber named Herc Rentals CEO and began building new senior team and organization
Divested operations in France and Spain
2016
Completed the spin-off from Hertz
2017
2018
Completed separation from Hertz IT platform
2019
Divested operations in Qatar and Saudi Arabia
2020
Divested operations in China
Acquired Champion Rentals
2021
Acquired CBS Rentals, San Mateo Rentals, Jim-n-i and Dwight Crane
2022

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NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 7 Herc Rentals Today 56 Years serving customers 2,000 Equipment categories 295 (1) Locations in 39 states and five Canadian provinces 5,100 Employees serving North America $52 billion addressable market (1) Approximate location count as of September 20, 2021

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 8 Think Safety Delivers Results 2016 2017 2018 2019 2020 2021 Total Recordable Incident Rate 1.35 1.11 1.05 .99 .86 .801 • Continued focus on health and safety of our employees, customers and communities • New Health & Safety Management System implemented this year helps us work more safely and streamlines reviews and audits • Achieved 98% Perfect Days at our branches YTD through August 2021 • Enhancing the well-being of our team by investing in training and new tools for working safely (1) Goal for 2021

Major Accomplishments

Fleet Optimization	Operational Efficiencies	Market & Customer Diversification	Financial Performance
Focused on premium brands to enhance the customer experience Fewer brands reduced service and maintenance costs Expanded specialty fleet at OEC from 15% to 24% of total Expanded fleet in higher margin service lines	Implemented Herc Operating Model Developed tools to enable equipment rental from any handheld device Grew network in large urban markets enabling efficiencies of scale	Diversified customer base Increased local rental revenue to more than 55% from 40% in 2015 Expanded into diverse end markets Reduced exposure to cyclical markets Expanded product lines to reduce the effects of seasonality	Strengthened balance sheet by improving net leverage from 4.1x to 1.9x Increased adjusted EBITDA margin from a low of 33% to ~42% Increased $ utilization from low 30s to low 40s Stock price outperformed S&P Small Cap Index by more than 3X since spin

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NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 10 Optimizing Branch Network and Fleet to Improve Profitability As Total Branches as of September 20, 2021 Core1 Standalone Specialty Total 259 36 295 2016 Existing Locations Greenfields Acquisitions 2021E Contribution to Rental Revenue 2016 - 2021 $1.35 • Select greenfields maximize our urban market strategy • Rental revenue from specialty branches grew at a higher rate than core • Restarted M&A as pillar growth strategy in 2021 and will continue to contribute to growth in select markets $1.90$ in billions Shift in Fleet (1) Core also includes specialty locations within the same physical location

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 11 Our Strategy is Delivering Results Net Leverage1 (1) For definitions and calculations, see appendix beginning on slide 55 (2) For a definition and reconciliation to the most comparable GAAP financial measure, see slide 58 and previously filed presentations Equipment Rental Revenue $ in millions $ Utilization1 Adjusted EBITDA Margin2

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 12 Our Investors Strong balance sheet Business model generates excellent free cash flow Increase shareholder returns Our Communities Supporting our communities in times of need Employing a diverse team, reflecting the communities they serve Our Team Experienced leadership Culture focused on integrity, intellectual curiosity and “fire in the belly” Our Customers Highly focused customer service model Premium products and services Network scale serves diversified customer mix of large national accounts and midsized and smaller local accounts We Aspire to be the Supplier, Employer and Investment of Choice in Our Industry

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 13 4 Integrate ESG 2 Expand Specialty 3 Elevate Technology 5 Allocate Capital 1 Grow the Core Shifting into High Gear – Key Takeaways Increasing fleet and locations in urban markets drives revenue, scale and operating leverage Accelerating secular shift from ownership to rental and a service driven model leads to higher utilization and returns Ongoing investment in technology to improve customer experience and operational effectiveness New sustainability goals for 2030 versus 2019 baseline underpin ESG initiatives Ability to retain low leverage of 2.0x to 3.0x provides opportunities for significant investment in fleet growth, M&A, dividends and returns to shareholders

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 14 Shifting Into High Gear Aaron Birnbaum SVP and COO

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 15 Shifting into High Gear Grow fleet on existing locations Expand with greenfields and M&A Leverage scale of large urban markets 1 Grow the Core Diversify end markets and broaden customer base

Core Fleet

Aerial


HercRentals

Boom lifts
Electric atrium lifts
Electric scissor lifts
Hybrid lifts
Single person lifts

Material Handling


Herc

Carry-deck cranes
Electric forklifts
Industrial forklifts
Specialized lifting gear
Telehandlers

Earthmoving Equipment


VOLVO
Herc
VOLVO

Backhoes
Compact utility
Dozers
Excavators
Wheel loaders

Other


HercRentals

Air compressors
Solar light towers
Trucks and trailers
Welders and industrial tools

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NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 17 Invest in More Fleet on Existing Locations $0 $1,000 $2,000 $3,000 $4,000 2020 2021E 2024E Core Fleet at OEC$ in millions • Core network of ~260 locations that has been purpose-built over the last 50 years • Capacity to add $1.0 billion of core fleet growth over the next three years to existing locations • Operating leverage maximized by adding fleet to existing locations results in flow-through at the high end of our 60% to 70% targeted range

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 18 Leverage Scale of Large Urban Markets • Aviation • Warehouses/Distribution • Utilities • Facilities • Government • Landscaping • Entertainment • Infrastructure • Contractors • Commercial • Industrial • Telecommunications • Alternative energy • Mass transit Diverse end markets and broad customer base Diverse fleet provides a range of solutions for a variety of customers Greenfields and M&A build branch density and create logistics efficiencies

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 19 Expand with Greenfields Targeted greenfield expansion strategy • Optimizing footprint in existing urban markets • Leveraging existing infrastructure to accelerate maturity of new locations • Develop specialty on existing real estate and expand to standalone facilities when ready for next growth phase • 10 to 20 greenfields targeted per year

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 20 Adding Density to Large, Urban Markets Enhances Scale and Profitability 20% 30% 40% 50% 60% 70% Developing Maturing Scaled Branch EBITDA Margin1 by Market Scale (1) EBITDA margins exclude corporate overhead

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 21 Investing In Fleet & Expansion: New York City Metro Market Locations 2016 2021E 2024E Locations 6 8 16 Rental Revenue $57M $84M $168M Market Size $2.4B $2.4B $2.8B Market Share 2% 4% 6% Density Status Developing Maturing Scaled Broad Customer End User Markets • Warehousing/Distribution • Government • Infrastructure • Entertainment • Healthcare • Contractors (general, electrical, mechanical, specialty) • Power & Utilities

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 22 Locations 2016 2021E 2024E Locations 6 13 15 Rental Revenue $52M $75M $105M Market Size $1.4B $1.4B $1.7B Market Share 4% 5% 6% Density Status Developing Scaled Scaled Broad Customer End User Markets • Aviation • Government • Infrastructure • Contractors (general, electrical, mechanical, specialty) • Refining • Chemical Processing • Warehousing/Distribution Growth with Acquisitions: Houston Market

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 23 Expand Existing Footprint: Toronto Market Locations 2016 2021E 2024E Locations 4 6 12 Rental Revenue $20M $25M $85M Market Size $1.0B $1.2B $1.4B Market Share 2% 2% 6% Density Status Developing Maturing Scaled Broad Customer End User Markets • Warehousing/Distribution • Government • Infrastructure • Entertainment • Healthcare • Contractors (general, electrical, mechanical, specialty) • Power & Utilities

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 24 Expand with Greenfields and M&A September 2021 295 December 2024 400 + + ~105

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 25 Shifting into High Gear Continue aggressive investment in specialty fleet Take advantage of cross-selling opportunities to increase wallet share Expanding addressable market and continuing shift from ownership to rental 2 Expand Specialty

Specialty Fleet

Climate Control & Remediation	Power & Distribution	Pump	Entertainment Services & Other
	MQ POWER Herc	Herc	HercRentals
Air quality control Chillers and heaters Dehumidification Drying equipment Portable climate solutions	Electric air compressors Portable generators Portable load banks Power distribution systems Power generation	Centrifugal pumps Self-priming pumps Stainless steel chemical pumps Submersible pumps Vacuum assist pumps	Aerial and lifting equipment Carts Climate control Production lighting ProContractor tools Power generation Utility vehicles

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NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 27 Continue Investment in Specialty $0 $500 $1,000 $1,500 2016 2020 2021E 2024E Average Specialty Fleet at OEC$ in millions • Specialty equipment typically averages 14% to 16% higher $ utilization than core equipment • Growing specialty branch network enables rapid response to meet customer demand • For urgent response, resources and equipment mobilized to affected market • Competitive advantage vs. local suppliers • Cross-selling opportunities abound between customers requiring specialty and core equipment

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 28 Expanding Addressable Market and Continuing Shift from Ownership to Rental Expected increase in market size through rental penetration 0 100 200 300 400 500 600 Entertainment Power Pump Climate Herc Revenue Opportunity by Specialty Market in $m FY 21 FY 24 Future Potential Market Current Market Share 2024 Target Market Share Current Rental Penetration1 Future Rental Penetration Climate 7% 15% <10% 20-30% Pump 2% 5% 25% 35-45% Power 10% 13% <10% 15-25% Entertainment 9% 12% <50% >50% 1 Based on Verify Markets, management estimates and other publicly available information

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 29 Collaboration Sales structure set up to leverage all sales channels to support customers Business processes aligned to incentivize through, with and direct sales and operations Take Advantage of Cross Selling Opportunities to Increase Wallet Share 83% of revenue comes from customers that rent from core and specialty, contractor tools 51% of revenue comes from customers that rent from our core business and 3 or more specialty lines $34 spent in our specialty lines for every $100 in our core business

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 30 Higher $ Utilization from Specialty Increase share of customer wallet Increase Specialty to 25% - 30% of total OEC Accelerating Specialty Growth Through 2024 Accelerating secular trend in specialty rental Expanding addressable market Market Forces Herc Rentals Opportunity + = 25% 30% Expand further into large urban markets Target $ Utilization 50% - 60%

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 31 Shifting into High Gear Continual investment in the technology platform to enhance the customer experience Digital transformation that enables the rental consumption chain Leverage data and long-standing relationships to provide further customer value 3 Elevate Technology

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 32 Technology Investments Enhance Customer and Employee Experience Technology Enabled People & Culture Smart Ordering Data Driven Business Intelligence Optimized Logistics Intelligent Fleet Management Digitally Enabled Account ManagementEvery touch point along the rental consumption chain is an opportunity to provide easy, effective, and efficient customer service Our goal is to execute all of these activities perfectly every time Innovative technology updates give the customer the controls they desire through the lifecycle of a rental

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 33 Digital Transformation People & Culture Smart Ordering • Enhancing e-commerce and digital customer access • Omni-channel experience • Mobile enabled • Solutions-based guided ordering • Scheduling rental service support • Manager training and development • Technician training programs • Digital on-demand learning for customer-facing teams • Digitalized the Herc Operating Model for fleet availability • Leading business indicators with analytics and dashboards

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 34 Digital Transformation Optimized Logistics • Delivery and pickup updates • Mapping and routing • Time to destination • Dispatch optimization • Real-time documentation of equipment conditions Data Driven Business Intelligence • Broad and drillable data sources • Fleet optimization • Customer management • Algorithmic-driven spot market pricing models

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 35 • Account management • Self-service rental decision making • Smart alerts • Easy bill pay & PO management • Performance analytics & dashboards • Telematics for equipment status • GPS for equipment location • Geofencing for equipment security • Remote monitoring for operational efficiency Digital Transformation Intelligent Fleet Management Digitally Enabled Account Management

Leverage Data and Customer Relationships…

20 years of rich customer data to leverage future growth

~15M
Contracts

~26M
Invoices

~680M
Days on Rent

~2M
Customers

~770K
Assets Rented

~$25B
Revenue

Generating > 20,000 new customers every year

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NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 37 Continual Investments in the Technology Platform to Enhance the Customer Experience SALES & OPERATIONSDIGITAL ENTERPRISE SYSTEMS BUSINESS INTELLIGENCE INFRASTRUCTURE

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 38 Sustainability Elizabeth Higashi VP, Investor Relations & Sustainability

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 39 Shifting into High Gear Our 2021 Corporate Citizenship Report aligned with Global Reporting Initiative standards Improvements in equipment fuel economy and alternative fuels will contribute to reduction of our carbon footprint Equipment rental represents the epitome of a sharing economy 4 Integrate ESG

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 40 Improvements in Equipment Will Contribute to Reduction of Our Carbon Footprint Our 2021 Corporate Citizenship Report aligned with Global Reporting Initiative standards We are developing initiatives to support our new 2030 sustainability goals for 2030 Reduce greenhouse gas emissions intensity by 25% Reduce non-toxic landfill by 25% Improve safety annually with a target TRIR of less than 0.49 Committed to representing the diversity of our customers and communities 4 Integrate ESG

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 41 Financial Review Mark Irion SVP and Chief Financial Officer

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 42 Macro Economic Data Supports Future Growth 50 75 100 125 150 175 200 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 Dodge Momentum Index1 100 150 200 250 300 350 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21E 22E 23E 24E U.S. Non-Residential Starts1 $ in billions 200 220 240 260 280 300 320 340 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21E 22E 23E 24E Industrial Spending2 • Non-residential construction, which represents ~30% of our end markets, is forecast to grow by 9% in 2022 • 2022 activity levels are higher than previous cycle peak • Dodge Momentum Index close to cycle highs • Forecasting slight growth in industrial spending from 2021 to 2023 • Industrial revenues, which represent ~30% of our end markets, will benefit from deferred maintenance activity (1) Source: Dodge Analytics US as of August 2021 (2) Source: Industrial Information Resources US as of August 2021 $ in billions $ in billions

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 43 Taking Advantage of a New Cycle (1) Source: ARA / IHS Global Insights as of August 2021 (2) Source: The American Institute of Architects (AIA) as of July 2021 (3) Source: ARA as of August 2021 and company estimates • Equipment rental market is forecast to grow ~10% in 2022 and from about $49 billion in 2020 to $63 billion in 2025 • Secular trends favor rental versus ownership • Large diversified national rental companies have proven ability to grow at 2x to 3x the overall market rate N.A. Equipment Rental Market1 50 Architecture Billings Index2 July 54.6 35% 40% 45% 50% 55% 60% 65% 70% 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21E 22E 23E 24E Rental Penetration3 65%

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 44 Shifting into High Gear Investment in fleet growth on existing locations Greenfield and M&A expansion 5 Allocate Capital Return capital to shareholders

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 45 $0 $1,400 $2,800 $4,200 $5,600 2020 2021E 2024E Total Average Fleet at OEC Organic Growth $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2020 2021E 2024E Organic Rental Revenue $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2020 2021E 2024E Organic Adjusted EBITDA 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2020 2021E 2024E Target Net Leverage: 2.0x to 3.0x Organic Net Leverage $ in millions $ in millions $ in millions

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 46 Growth in Fleet and Revenue Increases ROIC 4% 4% 8% 8% 7% 12% 18% 0% 4% 8% 12% 16% 20% 2016 2017 2018 2019 2020 2021E 2024E ROIC1 • Improving $ utilization and fleet returns, as well as focus on operating leverage and margin improvement, are accelerating ROIC and support shareholder returns • Investment in fleet early in the cycle and focus on operating leverage and flow through will improve ROIC (1) For a definition, see appendix beginning on slide 55

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 47 Near Term Guidance 2021 2022 Metric Former Current Growth from prior year1 New Growth from prior year1 Adjusted EBITDA $840 to $870 million $870 to $890 million 28% $1,050 to $1,150 million 25% Net Fleet Capital Expenditures $500 to $550 million $500 to $550 million NM $820 to $1,120 million 85% (1) Growth from prior year is calculated based on the midpoints of each year NM – not meaningful • Increased 2021 guidance for the third time this year – midpoint of adjusted EBITDA growth up 28% compared with 2020 • Issued new 2022 guidance – further increase to adjusted EBITDA of 25% from midpoint of growth over 2021

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 48 Goal Metric 2016 - 2020 2021 - 20241 Rental Revenue CAGR 3.4% 12% to 15% Adjusted EBITDA CAGR 6.5% 17% to 20% Adj. EBITDA Margin Range 33% to 41% 45% to 50% Flow-Through 68% 60% to 70% Net Fleet Capital Expenditures $1.8 billion $2.5 to $3.0 billion Implied Market Share - through organic growth 3% 5% (1) Assumes midpoint of 2021 guidance

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 49 We are committed to delivering long-term sustainable value for shareholders with a balanced, disciplined and opportunistic approach to capital deployment Underpinned by strong balance sheet Target leverage range through the cycle of 2.0x to 3.0x (currently 1.9x) 1 Ample liquidity (currently $1.5 billion) 1 Credit ratings (S&P: BB-/Stable and Moody’s: Ba3/Stable) 1 (1) As of June 30, 2021 A New Capital Allocation Plan 1 Invest for Organic Growth Committed to organic growth with overall EBITDA margin of 45% to 50% from ~42% in 2021 2 Strategic M&A Pursue strategic opportunities with attractive returns and synergies Current opportunity estimated at $500 million per year 3 Dividend Initiate dividend at $2/share (annualized) with future growth in line with long-term business performance 4 Surplus Capital Consider share repurchase as a means to deploy excess cash once first three priorities are met

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 50 Expanding through M&A Average fleet: $223 million # of locations 19 States & provinces: Texas, California, Tennessee, Ontario Total revenues: $117 million1 EBITDA: $53 million1 EBITDA margin: 45% Total purchase price: $280 million EV/EBITDA multiple: 5.3X2 Average $ Utilization: 39% vs HRI’s 40% in LTM as of Q2 2021 December 2020 April 2021April 2021 August 2021 September 2021 Herc Rentals Acquisitions to Date Cumulative Value • Improve $ utilization through increased density and cross selling • Acquiring talented workforce and local customer relationships – quicker than greenfields • Estimated opportunity for $500+ million of M&A per year (1) Trailing twelve months at date of closing (2) Excludes synergies

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 51 How Do We Invest Surplus Capital? Invest $1.5B in M&A If you assume: • average transaction values of 5.5x EBITDA EBITDA opportunity of $270M + synergy opportunity Maintaining leverage at the lower end of our target range of 2.0x to 3.0x, we generate surplus capital of $2.0 to $3.0 billion to be deployed in accordance with our capital allocation plan. 0.0 0.5 1.0 1.5 2.0 2.5 3.0 2020 2021E 2024E Organic Leverage For illustrative purposes only, assume: Invest $1.0B in M&A and/or Share Repurchase Share Repurchase • Share price of $130 • Buyback 7.7 million shares or ~ 26% of shares outstanding + M&A • EBITDA opportunity of additional $180M + synergy opportunity

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 52 Vision, Mission and Values We are a customer-centric organization focused on safety, efficiency and profitable growth

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 53 4 Integrate ESG 2 Expand Specialty 3 Elevate Technology 5 Allocate Capital 1 Grow the Core Summary Increasing fleet and locations in urban markets drives revenue, scale and operating leverage Accelerating secular shift from ownership to rental and a service driven model leads to higher utilization and returns. Ongoing investment in technology to improve customer experience and operational effectiveness New sustainability goals for 2030 versus 2019 baseline defines ESG initiatives Ability to retain low leverage of 2.0x to 3.0x provides opportunities for significant investment in fleet growth, M&A, dividends and returns to shareholders

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 54

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 55

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 56 Expanding Our Strategic Initiatives Develop Our People and Culture Attract and retain diverse talent Align performance to shared purpose Support a safe and healthy work place culture Expand continuous learning to all employees Improve Operating Effectiveness Improve sales force effectiveness Improve safety and labor productivity Increase density in large urban markets Improve vendor management and fleet availability Enhance Customer Experience Provide premium products and solutions-based services Introduce innovative technology solutions Maintain COVID-19 protocols to protect customers and employees Disciplined Capital Management Drive EBITDA margin growth Maximize fleet management and utilization Operate within net leverage target of 2.0x to 3.0x Expand and Diversify Revenues Broaden customer base Expand products and services Grow pricing and ancillary revenues Seek accretive M&A in selective geographies, verticals and selected products

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 57 Glossary of Terms Commonly Used in the Industry OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association (ARA), which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). Fleet Age: The OEC weighted age of the entire fleet, based on ARA guidelines. Net Fleet Capital Expenditures: Capital expenditures of rental equipment minus the proceeds from disposal of rental equipment. Dollar Utilization ($ UT): Dollar utilization is an operating measure calculated by dividing equipment rental revenue (excluding re-rent, delivery, pick-up and other ancillary revenue) by the average OEC of the equipment fleet for the relevant time period, based on ARA guidelines. Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are based on ARA guidelines and are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. Return on Invested Capital (ROIC): is defined as adjusted earnings before interest divided by net assets. Adjusted earnings before interest is the sum of earnings before interest plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock-based compensation charges, loss on extinguishment of debt and impairment charges. Net assets is total assets less intangible assets, current liabilities and deferred taxes.

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 58 Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin EBITDA and Adjusted EBITDA - EBITDA represents the sum of net income (loss), provision (benefit) for income taxes, interest expense, net, depreciation of rental equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt (which is included in interest expense, net), impairment charges, gain (loss) on disposal of a business and certain other items. EBITDA and Adjusted EBITDA do not purport to be alternatives to net income as an indicator of operating performance. Additionally, neither of these measures purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments. Adjusted EBITDA Margin - Adjusted EBITDA Margin (Adjusted EBITDA / Total Revenues) is a commonly used profitability ratio. Adjusted EBITDA Margin does not purport to be an alternative to Net Margin (Net Income / Total Revenues as calculated under GAAP) as an indicator of profitability, as it does not account for GAAP reportable expenses such as depreciation and interest or the expense or benefit from income taxes. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry.

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 59 Calculation of Net Leverage Ratio Net Leverage Ratio –The Company has defined its net leverage ratio as net debt, as calculated below, divided by adjusted EBITDA for the trailing twelve- month period. This measure should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company’s definition of this measure may differ from similarly titled measures used by other companies. December 31, $ in millions 2016 2017 2018 2019 2020 Long-Term Debt, Net $2,178.6 $2,137.1 $2,129.9 $2,051.5 $1,651.5 (Plus) Current maturities of long-term debt 15.7 22.7 26.9 27.0 12.2 (Plus) Unamortized debt issuance costs 21.0 14.5 10.6 7.9 7.1 (Less) Cash and Cash Equivalents (24.0) (41.5) (27.8) (33.0) (33.0) Net Debt $2,191.3 $2,132.8 $2,139.6 $2,053.4 $1,637.8 Trailing Twelve-Month Adjusted EBITDA $536.2 $585.4 $684.8 $741.0 $689.4 Net Leverage 4.1 x 3.6 x 3.1 x 2.8 x 2.4 x

NYSE: HRI ©2021 Herc Rentals Inc. All Rights Reserved. 60 Historical Fleet at OEC1 $ in millions FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Q2 2021 Beginning Balance $3,384 $3,556 $3,651 $3,777 $3,822 $3,589 $3,626 Expenditures $495 $524 $774 $627 $349 $117 $188 Disposals ($328) ($442) ($607) ($593) ($551) ($111) ($71) Foreign Currency / Other $5 $13 ($41) $11 ($31) $31 $20 Ending Balance $3,556 $3,651 $3,777 $3,822 $3,589 $3,626 $3,763 Proceeds as a percent of OEC 41.7% 39.8% 37.8% 40.9% 37.0% 40.1% 41.3% (1) Original equipment cost based on ARA guidelines